U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act or 1934


       Date of Report (Date of earliest event reported) December 13, 1999
                                                        -------------------




                           FJS PROPERTIES FUND I, L.P.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


                        Delaware                             13-3252067
                        --------                             ----------
              (State of other jurisdiction of             (I.R.S. Employer
              incorporation or organization)              Identification No.)


                         Commission File number 0-15755
                                                --------


                  264 Route 537 East, Colts Neck, NJ            07722
                  ----------------------------------            -----
               (Address of principal executive offices)        (Zip Code)


         Registrant's telephone number, including area code 732-542-9209
                                                            -------------






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                           FJS PROPERTIES FUND I, L.P.

Item 4.  Changes in Registrant's Certifying Accountant
-------  ---------------------------------------------

      (a)(1)(i) On December 13, 1999, by mutual agreement, FJS Properties Fund I, L.P. ("FUND I") and Moore Stephens P.C. ("Moore Stephens") agreed to the replacement of Moore Stephens as FUND I's independent accountants for the audit of FUND I's financial statements for the fiscal year ended December 31, 1999. FUND I was previously advised by the staff of the Securities and Exchange Commission (the "Commission") that in the staff's opinion, Moore Stephens may not be independent of the Partnership, as required by law, in that a member of the audit firm had a relationship with an entity which is a holder of Partnership interests. Neither the Staff letter, nor any other information available to the Partnership indicated that there was any inaccuracy in the "audited" financial statements. The staff further advised that for this reason, FUND I's financial statements for the three years ended December 31, 1998, are considered by the staff to be unaudited. Moore Stephens has advised that it disagrees with the staff's position and believes that it was at all times independent with respect to the FUND I's audits. Excluding this issue, the staff has not alleged any inaccuracies in FUND I's financial statements.

          (ii) Moore Stephens' report with respect to FUND I's financial statements for the three fiscal years ended December 31, 1998, did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         (iii) The agreement to replace Moore Stephens and to retain a new principal independent accounting firm was approved by the General Partner of FUND I.

         (iv) During the three most recent fiscal years ended December 31, 1998, there were no disagreements between FUND I and Moore Stephens on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Moore Stephens, would have caused it to make a reference to the subject matter of the disagreement in connection with its report.

         (v) FUND I's management is unaware of the occurrence during its two fiscal years ended December 31, 1998, or during its fiscal year ended December 31, 1999 of any of the kinds of events described in subparagraph (A) through (D) of Item 304(a)(1)(v) of Regulation S-K as promulgated by the Commission.

      (2) On December 13, 1999, FUND I engaged the certified public accounting firm of Buchbinder, Tunick & Company LLP ("Buchbinder LLP") to serve as its principal independent accounting firm to audit its financial statements for the year ended December 31, 1999, and if necessary to reaudit prior years' financial statements as required to permit FUND I's completion and filing of its 1999 Form 10K. Prior to the engagement of Buchbinder LLP, FUND I did not consult with such firm on any accounting, auditing or financial reporting issue.

      Buchbinder LLP has been furnished with a copy of this report by FUND I and has been requested to review the disclosures contained herein and to furnish FUND I with a letter addressed to the Commission containing any new information, clarification of FUND I's expression of its views or the respects in which it does not agree with the statements made by FUND I in response to Item 304(a) of

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Regulation  S-K.  Buchbinder  LLP has advised  FUND I that after  review of this report, it does not believe that such a letter is required.

      (3) Moore Stephens has been furnished with a copy of this report by FUND I and has been requested to furnish FUND I with a letter addressed to the Commission stating whether it agrees with the statements made by FUND I in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree.

Item 7.     Financial Statements and Exhibits
-------     ---------------------------------

      (c) Exhibits - December 13, 1999, letter of Moore Stephens, P.C. regarding statements in this Form 8-K concerning such firm.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FJS PROPERTIES FUND I, L.P.
                                         (Registrant)
Dated: December 13, 1999               by: FJS PROPERTIES, INC., General Partner
       -----------------



                                       by       s/ Andrew C. Alson
                                       ----------------------------
                                              Andrew C. Alson, President



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                                  Exhibit 16.1






                                     December 13, 1999




Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20549

Ladies and Gentlemen:

       We have read the statements made by FJS Properties Fund I, L.P. (the "Company") (File No. 0- 15755) which we understand will be filed with the
Securities and Exchange Commission (the "Commission"), pursuant to the requirements of Item 4 of Form 8-K, as part of the Company's Current Report on Form 8-K, filed with the Commission on December 13, 1999. We agree with the statements made concerning Moore Stephens, P. C. in such Form 8-K.

                                   Sincerely,


                                   /s/ Moore Stephens, P.C.
                                   ------------------------
                                   MOORE STEPHENS, P. C.